UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2010

S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	582395199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (404) 923-3500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2010, S1 Corporation (the "Company") issued a press release announcing its results of operations for the third quarter ended September 30, 2010. That press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also, on November 4, 2010, at 5:00 p.m. ET, the Company will hold a conference call during which the results of the third quarter ended September 30, 2010 will be discussed.

The information contained in this Item 2.02, including the exhibit referenced herein, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits. The following exhibit is furnished pursuant to Item 2.02:

Exhibit No.	Description

99.1	Press release dated November 4, 2010.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 Corporation (Registrant)
November 4, 2010 (Date)	/s/ GREGORY D. ORENSTEIN Gregory D. Orenstein SVP, Chief Legal Officer and Secretary

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press release dated November 4, 2010.